UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

MyMD Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36268	22-2983783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

MyMD Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 601

Baltimore, MD 21205

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 848-8698

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MYMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No.1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by MyMD Pharmaceuticals, Inc. (the “Company”) on March 7, 2024 (the “Original Report”) solely (1) to disclose under Item 5.03 the filing of a Certificate of Correction (the “Certificate of Correction”) to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) and (2) to file as Exhibit 3.3 a copy of the Certificate of Correction. No other parts of the Original Report presented incorrect information. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Original Report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 26, 2024, the Company filed with the Secretary of State of the State of Delaware the Certificate of Correction to the Company’s Certificate of Incorporation to correct an inadvertent error in the number of shares of common stock (the “Common Stock”) that the Company is authorized to issue and the total number of shares the Company is authorized to issue by modifying Paragraph A of Article IV of the Certificate of Incorporation to correctly state that the number of authorized shares of Common Stock is sixteen million six hundred and sixty-six thousand six hundred and sixty-six (16,666,666) shares and the total number of shares the Company is authorized to issue is sixty-six million six hundred and sixty-six thousand six hundred and sixty-six (66,666,666) shares.

The foregoing description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated March 4, 2024, by and between MyMD Pharmaceuticals, Inc., a New Jersey corporation, and MyMD Pharmaceuticals, Inc., a Delaware corporation.
3.1*	Certificate of Incorporation of MyMD Pharmaceuticals, Inc., a Delaware corporation
3.2*	Bylaws of MyMD Pharmaceuticals, Inc., a Delaware corporation.
3.3**	Certificate of Correction, dated March 25, 2024, to the Certificate of Incorporation of MyMD Pharmaceuticals, Inc., a Delaware corporation
104*	Cover Page Interactive Data File (formatted as Inline XBRL).

* Previously filed.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYMD PHARMACEUTICALS, INC.

Date: March 26, 2024	By:	/s/ Ian Rhodes
Ian Rhodes
Chief Financial Officer